Exhibit 24(b)(5)(b)

                   Forms of Application - Phoenix Freedom Edge

                               Form No. OL4160NY.1
                                Form No. OL4160.1


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[LOGO] PHOENIX(R)  PHOENIX LIFE INSURANCE COMPANY                                                               PHOENIX FREEDOM EDGE
                   REGULAR MAIL: Phoenix Annuity Mail Operations                                        VARIABLE ANNUITY APPLICATION
                                 PO Box 8027, Boston MA 02266-8027
                   EXPRESS MAIL: Phoenix Annuity Mail Operations
                                 66 Brooks Drive, Suite 8027, Braintree MA 02184
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ANNUITANT                                                           BENEFICIARY DESIGNATION (All to share equally by type unless
----------------------------------------------------------------    otherwise specified. Use Special Remarks if additional space is
Name (Print as desired in contract)                                 needed.)
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------                Name              Date of Birth   Relationship    %
Social Security Number/Tax ID   Sex               Date of Birth     ---------------------------- --------------- -------------- ----
                                   [ ] Male                         Type - Primary
                                   [ ] Female
----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)             ---------------------------- --------------- -------------- ----
                                                                    Type - Contingent


                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    PREMIUM (Check payable to "PHOENIX")
Telephone                                                           ----------------------------------------------------------------
                                                                    Exact or Estimated Amount of Premium $__________________________
----------------------------------------------------------------    ----------------------------------------------------------------
Email Address (Optional)                                            PLAN TYPE/SOURCE OF PREMIUM (Complete A or B)
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    A. Nonqualified  [ ] New    [ ] 1035 Exchange
JOINT ANNUITANT (If any)
----------------------------------------------------------------    B. Qualified     [ ] New Contribution for Tax Year ____________
Name                                                                                 [ ] Rollover/Direct Transfer
                                                                       Type of Qualified Plan
----------------------------------------------------------------       [ ] Traditional IRA [ ] SEP IRA [ ] Roth IRA [ ] Simple IRA
Social Security Number/Tax ID   Sex               Date of Birth        [ ] 403(b) Rollover [ ] 401(a) Qualified Plan
                                   [ ] Male                         ----------------------------------------------------------------
                                   [ ] Female                       DEATH BENEFIT OPTIONS (Select one only)
----------------------------------------------------------------    ----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)             [ ] Option 1 - Return of Premium
                                                                    [ ] Option 2 - Annual Step-Up
                                                                    ----------------------------------------------------------------
                                                                    REPLACEMENT (Attach appropriate exchange forms)
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    Are there any life insurance policies or annuity contracts owned
Telephone                                                           by or on the life of the owner or the annuitant? [ ] Yes [ ] No

----------------------------------------------------------------    Will this annuity replace any existing life insurance or
Email Address (Optional)                                            annuity? [ ] Yes  [ ] No

----------------------------------------------------------------    Company ________________________________________________________
OWNER [ ] Individual    [ ] Joint    [ ] Trust    [ ]  Other
----------------------------------------------------------------    Contract No. ___________________________________________________
Name                                                                ----------------------------------------------------------------
                                                                    SPECIAL REMARKS
----------------------------------------------------------------    ----------------------------------------------------------------
Social Security Number/Tax ID   Sex               Date of Birth
                                   [ ] Male
                                   [ ] Female
----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)




----------------------------------------------------------------
Telephone

----------------------------------------------------------------
Email Address (Optional)

----------------------------------------------------------------
JOINT OWNER (If any)
----------------------------------------------------------------
Name

----------------------------------------------------------------
Social Security Number/Tax ID   Sex               Date of Birth
                                   [ ] Male
                                   [ ] Female
----------------------------------------------------------------
Relationship to Owner

----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)
[ ] Same as Owner




----------------------------------------------------------------    ----------------------------------------------------------------
OL4160NY.1                                                 Page 1 of 3                                                        10-05
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OPTIONAL LIVING BENEFITS (Select one only)
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[ ] I elect the Guaranteed Minimum Withdrawal Benefit (GMWB).
    (Asset Allocation Model required. Beneficiary date of birth required.)
    Select one: [ ] GMWB 5 - 5% Withdrawal Limit [ ] GMWB 7 - 7% Withdrawal Limit
                [ ] Lifetime GMWB                [ ] Lifetime GMWB for 2 - Spousal Continuation

    The Guaranteed Minimum Withdrawal Benefit (GMWB) rider may be affected by: i) premium payments, ii) withdrawals; or iii)
    transfers out of the required Asset Allocation program.

    If you request a transfer out of the Asset Allocation program, such transfer will be effective upon our receipt at the home office. We will, however, provide you with 30 days written notice that the rider has terminated as a consequence of such transfer, in which case you will have 30 days to request a transfer back into the Asset Allocation program. The rider will be effective and the transfer back to the Asset Allocation program will be effective upon our receipt at the home office of such request.

    You may not terminate the Guaranteed Minimum Withdrawal Benefit (GMWB) rider. It may, however, terminate for reasons specified in the Termination provision of the rider. In the event the rider terminates, we will discontinue deduction of any charges for the rider.

    An option may be available under the terms of the Guaranteed Minimum Withdrawal Benefit (GMWB) rider that allows you to reset the benefit amount. If such option is available, any charges for the rider may change upon exercise of the reset option.

    The Guaranteed Minimum Withdrawal Benefit (GMWB) rider may be affected when used in connection with contracts funding tax-qualified programs because withdrawals made to satisfy the minimum distribution rules will result in a dollar-for dollar reduction in the benefit amount. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specified contract, you should consider whether the benefit is appropriate for your circumstances. You should consult your tax advisor.

    Please see the Guaranteed Minimum Withdrawal Benefit (GMWB) rider for further details.

[ ] I elect the Guaranteed Minimum Accumulation Benefit (GMAB).

    (Asset Allocation Model Required. Submit the GMAB Request Form.)

    The Guaranteed Minimum Accumulation Benefit (GMAB) rider may be affected by: i) premium payments, ii) withdrawals; or iii)
    transfers out of the required Asset Allocation program.

    If you request a transfer out of the Asset Allocation program, such transfer will be effective upon our receipt at the home office. We will, however, provide you with 30 days written notice that the rider has terminated as a consequence of such transfer, in which case you will have 30 days to request a transfer back into the Asset Allocation program. The rider will be effective and the transfer back to the Asset Allocation program will be effective upon our receipt at the home office of such request.

    You may not terminate the Guaranteed Minimum Accumulation Benefit (GMAB) rider. It may, however, terminate for reasons specified in the Termination provision of the rider. In the event the rider terminates, we will discontinue deduction of any charges for the rider.

    Please see the Guaranteed Minimum Accumulation Benefit (GMAB) rider for further details.

[ ] I elect the Guaranteed Minimum Income Benefit (GMIB).

    The Guaranteed Minimum Income Benefit (GMIB) rider benefit may be affected by: i) premium payments; or ii) withdrawals.

    You may not terminate the Guaranteed Minimum Income Benefit (GMIB) rider. It may, however, terminate for reasons specified in the Termination provision of the rider. In the event the rider terminates, we will discontinue deduction of any charges for the rider.

    The Guaranteed Minimum Income Benefit (GMIB) rider prohibits the exercise of this benefit until the later of: i) the seventh contract anniversary; or ii) the contract anniversary following the annuitant's 60th birthday, or the contract anniversary following the older annuitant's 60th birthday in the case of joint annuitants. In light of this restriction, the owner must consider whether this benefit will be of any use when the stock market falls.

    The Guaranteed Minimum Income Benefit (GMIB) rider has diminished usefulness in connection with qualified plans, including IRAs, because it may not be exercised until the later of: i) the seventh contract anniversary; or ii) the contract anniversary following the annuitant's 60th birthday, or the contract anniversary following the older annuitant's 60th birthday in the case of joint annuitants. If the benefit is not exercised on or before the date on which required minimum distributions must begin under a qualified plan, including IRAs, the owner and beneficiary may be unable to exercise the benefit. Please consult a tax advisor.

    Please see the Guaranteed Minimum Income Benefit (GMIB) rider for further details.
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OWNER ACKNOWLEDGEMENTS
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[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I understand that Phoenix Life Insurance Company limits premium payments and transfers into the Guaranteed Interest Account subject to the Maximum GIA Percentage shown on the contract schedule page.

I have read all the statements in this application and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. I (owner) confirm that any Social Security/Tax ID Number is correct as it appears on this application.

This application and the contract to which it is attached are the entire contract between you and us.

Owner's Signature X___________________________________________  Joint Owner's Signature X___________________________________________

Annuitant's Signature X________________________________________________________________________________________(if other than Owner)

Signed at _______________________________________________________________(City, State)   Date ______________________________________
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OL4160NY.1                                                 Page 2 of 3                                                        10-05
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AGENT STATEMENT
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Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?    [ ] Yes  [ ] No
Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes  [ ] No

Agent #1 X______________________________________  _____________________________________  ___________________________  ______________
          Signature                                    Print Name                        Agent ID Number              % Shares

          _____________________________________________________________________________
          Email Address

Agent #2 X______________________________________  _____________________________________  ___________________________  ______________
          Signature                                    Print Name                        Agent ID Number              % Shares

          _____________________________________________________________________________
          Email Address

________________________________________________  _____________________________________
Bank or Broker/Dealer Firm                        Address

________________________________________________  _____________________________________
Date                                              Telephone
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OL4160NY.1                                                    Page 3 of 3                                                     10-05
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[LOGO] PHOENIX(R)  PHL VARIABLE INSURANCE COMPANY                                                               PHOENIX FREEDOM EDGE
                   REGULAR MAIL: Phoenix Annuity Mail Operations                                        VARIABLE ANNUITY APPLICATION
                                 PO Box 8027, Boston MA 02266-8027
                   EXPRESS MAIL: Phoenix Annuity Mail Operations
                                 66 Brooks Drive, Suite 8027, Braintree MA 02184
====================================================================================================================================
ANNUITANT                                                           BENEFICIARY DESIGNATION (All to share equally by type unless
----------------------------------------------------------------    otherwise specified. Use Special Remarks if additional space is
Name (Print as desired in contract)                                 needed.)
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------                Name              Date of Birth   Relationship    %
Social Security Number/Tax ID   Sex               Date of Birth     ---------------------------- --------------- -------------- ----
                                   [ ] Male                         Type - Primary
                                   [ ] Female
----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)             ---------------------------- --------------- -------------- ----
                                                                    Type - Contingent


                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    PREMIUM (Check payable to "PHOENIX")
Telephone                                                           ----------------------------------------------------------------
                                                                    Exact or Estimated Amount of Premium $__________________________
----------------------------------------------------------------    ----------------------------------------------------------------
Email Address (Optional)                                            PLAN TYPE/SOURCE OF PREMIUM (Complete A or B)
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    A. Nonqualified  [ ] New    [ ] 1035 Exchange
JOINT ANNUITANT (If any)
----------------------------------------------------------------    B. Qualified     [ ] New Contribution for Tax Year ____________
Name                                                                                 [ ] Rollover/Direct Transfer
                                                                       Type of Qualified Plan
----------------------------------------------------------------       [ ] Traditional IRA [ ] SEP IRA [ ] Roth IRA [ ] Simple IRA
Social Security Number/Tax ID   Sex               Date of Birth        [ ] 403(b) Rollover [ ] 401(a) Qualified Plan
                                   [ ] Male                         ----------------------------------------------------------------
                                   [ ] Female                       DEATH BENEFIT OPTIONS (Select one only)
----------------------------------------------------------------    ----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)             [ ] Option 1 - Return of Premium
                                                                    [ ] Option 2 - Annual Step-Up
                                                                    ----------------------------------------------------------------
                                                                    OPTIONAL LIVING BENEFITS (Select one only)
                                                                    ----------------------------------------------------------------
---------------------------------------------------------------     [ ] I elect the Guaranteed Minimum Withdrawal Benefit (GMWB).
Telephone                                                               (Asset Allocation Model required. Beneficiary date of birth required.)
----------------------------------------------------------------        Select one: [ ] GMWB 5 - 5% Withdrawal Limit
                                                                                    [ ] GMWB 7 - 7% Withdrawal Limit
Email Address (Optional)                                                            [ ] Lifetime GMWB
----------------------------------------------------------------                    [ ] Lifetime GMWB for 2 - Spousal Continuation
OWNER [ ] Individual    [ ] Joint    [ ] Trust    [ ]  Other
----------------------------------------------------------------    [ ] I elect the Guaranteed Minimum Accumulation Benefit (GMAB).
Name                                                                    (Asset Allocation Model required. Submit the GMAB Request
                                                                        Form.)
----------------------------------------------------------------
Social Security Number/Tax ID   Sex               Date of Birth     [ ] I elect the Guaranteed Minimum Income Benefit (GMIB).
                                   [ ] Male                         ----------------------------------------------------------------
                                   [ ] Female                       REPLACEMENT (Attach appropriate exchange forms)
----------------------------------------------------------------    ----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)             Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes [ ] No

                                                                    Will this annuity replace any existing life insurance or
----------------------------------------------------------------    annuity? [ ] Yes  [ ] No
Telephone
                                                                    Company ________________________________________________________
----------------------------------------------------------------
Email Address (Optional)                                            Contract No. ___________________________________________________
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------    SPECIAL REMARKS
JOINT OWNER (If any)                                                ----------------------------------------------------------------
----------------------------------------------------------------
Name

----------------------------------------------------------------
Social Security Number/Tax ID   Sex               Date of Birth
                                   [ ] Male
                                   [ ] Female
----------------------------------------------------------------
Relationship to Owner

----------------------------------------------------------------
Address (Include No., Street, City, State and ZIP Code)
[ ] Same as Owner

----------------------------------------------------------------    ----------------------------------------------------------------
OL4160.1                                                    Page 1 of 2                                                        9-05
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TELEPHONE / ELECTRONIC AUTHORIZATION
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Please complete this section to authorize PHL Variable Insurance Company ("Phoenix") to act on telephone or electronic instructions received from you and/or your Registered Representative:
  (CHECK ONLY ONE) [ ] Owner only   [ ] Owner and Owner's Registered Representative   [ ] No One
Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, I agree to hold harmless Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, from any claim, liability, loss or cost.
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STATE REQUIRED NOTICES
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The following states require the applicant to acknowledge the information below that pertains to his or her specific state.
ARKANSAS   KENTUCKY   NEW MEXICO   OHIO   OKLAHOMA - Any person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.
ARIZONA - Upon your written request, we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after it is delivered to you for a refund of any payments made, less any withdrawals paid. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract
Value on the date the returned contract is received by our company or our agent.
COLORADO - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.
DISTRICT OF COLUMBIA   TENNESSEE - WARNING. It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
FLORIDA   GEORGIA - Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.
LOUISIANA - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.
NEW JERSEY - Any person who includes any false or misleading information on an application for an annuity contract is subject to criminal and civil penalties.
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OWNER ACKNOWLEDGEMENTS
------------------------------------------------------------------------------------------------------------------------------------
[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read all the statements in this application and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Tax ID Number is correct as it appears on this application.

Owner's Signature X___________________________________________  Joint Owner's Signature X___________________________________________

Annuitant's Signature X________________________________________________________________________________________(if other than Owner)

Signed at _______________________________________________________________(City, State)   Date ______________________________________
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AGENT STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?    [ ] Yes  [ ] No
Are there any life insurance policies or annuity contracts owned by or on the life of the owner or the annuitant? [ ] Yes  [ ] No

Agent #1 X______________________________________  _____________________________________  ___________________________  ______________
          Signature                                    Print Name                        Agent ID Number              % Shares

          _____________________________________________________________________________  ___________________________________________
          Email Address                                                                  Licensed I.D. No. (for Florida Agents only)

Agent #2 X______________________________________  _____________________________________  ___________________________  ______________
          Signature                                    Print Name                        Agent ID Number              % Shares

          _____________________________________________________________________________  ___________________________________________
          Email Address                                                                  Licensed I.D. No. (for Florida Agents only)

________________________________________________  _____________________________________
Bank or Broker/Dealer Firm                        Address

________________________________________________  _____________________________________
Date                                              Telephone
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ADDITIONAL FORMS (See the sales kit or visit phoenixwm.com or Agents may call (800) 417-4769 and Clients may call (800) 541-0171.)
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REQUIRED:  OL4032  To allocate premiums to an Asset Allocation    OPTIONAL: OL4061  To request Asset Rebalancing or Dollar Cost
                   Model or Subaccounts                                             Averaging
           OL4132  Certification of Trust (If applicable)                   OL4135  To request Guaranteed Minimum Accumulation
                                                                                    Benefit (GMAB) rider
                                                                            OL2166  To request Systematic Withdrawals
                                                                            OL511   To request Automatic Bank Draft
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OL4160.1                                                    Page 2 of 2                                                        9-05
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